Exhibit 99.1

CREATING A NEW LEADER IN CANNABIS

D I S C L A I M E R This presentation contains “forward-looking information” within the meaning of applicable Canadian securities legislation and “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking information and forward-looking statements are not representative of historical facts or information or current condition. but instead represent only beliefs regarding future events. plans or objectives. many of which. by their nature. are inherently uncertain and outside of the control of Cresco Labs Inc. (“Cresco Labs”) and Columbia Care Inc. (“Columbia Care”), including statements regarding Cresco Labs’ and Columbia Care’s expected fmanc1al performance, the combined operations and prospects of Cresco Labs and Columbia Care, the current and projected market and growth opportunities for the combined company, and the timing and completion of the acquisition, including all required conditions thereto. Often, but not always, such forward-looking information or forward-looking statements can be identified by the use of forward-looking terminology such as, ‘may,’ ‘will,’ ‘should,’ ‘could,’ ‘would,’ ‘expects,’ ‘plans,’ ‘anticipates,’ ‘believes,’ ‘estimates,’ ‘projects,’ ‘predicts,’ ‘potential’ or ‘continue’ or the negative of those forms or other comparable terms. Forward-looking statements and information involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Cresco Labs, Columbia Care or their respective subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including but not limited to those risks contained in the public filings of Cresco Labs filed with Canadian securities regulators and available under Cresco Labs’ profile on SEDAR at www.sedar.com. including the information under the heading “Risk Factors” in Cresco Labs’ annual information form for the year ended December 31, 2020, and with the United States Securities and Exchange Commission (the “SEC”) through EDGAR at www.sec.gov/edgar including Cresco Labs’ annual report on Form 40-F for the year ended December 31, 2020, as amended, and in the public filings of Columbia Care filed with Canadian securities regulators and available under Columbia Care’s profile on SEDAR at www.sedar.com, and with the SEC through EDGAR at www.sec.gov/edgar, including the information under “Item 1A. R1sk Factors” 1n Amendment No.2 to Columbia Care’s Registration Statement on Form 10 f1led with the SEC on February 15, 2022; and other factors, many of which are beyond the control of Cresco Labs and Columbia Care, respectively. In respect of the forward-looking statements and information concerning the anticipated benef1ts and completion of the acquisition and the anticipated timing for completion of the acquisition, Cresco Labs and Columbia Care have provided such statements and information in reliance on certain assumptions that they believe are reasonable at this time. Although Cresco Labs and Columbia Care believe that the assumptions and factors used in preparing the forward-looking information or statements in this presentation are reasonable, undue reliance should not be placed on such information and no assurance can be given that such events will occur in the disclosed time frames or at all. Should one or more of the foregoing risks or uncertainties materialize, or should assumptions underlying the forward-looking information or statements prove incorrect. actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected. Although Cresco Labs and Columbia Care have attempted to identify important risks. uncertainties and factors which could cause actual results to differ materially, there may be others that cause results not to be as anticipated, estimated or intended. The forward-looking information and forward-looking statements included in this presentation are made as of the date of this presentation and neither Cresco Labs nor Columbia Care undertake any obligation to publicly update such forward-looking information or forward-looking information to reflect new information, subsequent events or otherwise unless required by applicable securities laws. Additional Information and Where to Find It In connection with the proposed transaction. Columbia Care will file a management information circular and proxy statement on Schedule 14A containing important information about the proposed transaction and related matters. Additionally, Columbia Care and Cresco Labs will file other relevant materials in connection with the proposed transaction with applicable securities regulatory authorities. Investors and security holders of Columbia Care are urged to carefully read the entire management information circular and proxy statement (including any amendments or supplements to such documents) when such document becomes available before making any voting decision with respect to the proposed transaction because they will contain important information about the proposed transaction and the parties to the transaction. The Columbia Care management information circular and proxy statement will be mailed to Columbia Care shareholders, as well as be accessible on the EDGAR and SEDAR profile of Columbia Care. Investors and security holders of Columbia Care will be able to obtain a free copy of the management information circular and proxy statement, as well as other relevant filings containing information about Columbia Care and the proposed transaction, including materials that will be incorporated by reference into the management Information circular and proxy statement. without charge, at the Securities and Exchange Commission’s (the “SEC”) website Cwww.sec.gov) or from Columbia Care by going to Columbia Care’s Investor Relations page on its website at https:j/ir. col-care.com/. Participants in the Solicitation Columbia Care and certain of its respective directors. executive officers and employees may be deemed to be participants in the solicitation of Columbia Care proxies in respect of the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Columbia Care shareholders in connection with the proposed transaction will be set forth in the Columbia Care management information circular and proxy statement for the proposed transaction when available. Other information regarding the participants in the Columbia Care proxy solicitation and a description of their direct and indirect Interests in the proposed transaction, by security holdings or otherwise, will be contained in such management information circular and proxy statement and other relevant materials to be filed with the SEC in connection with the proposed transaction. Copies of these documents may be obtained, free of charge, from the SEC or Columbia Care as described in the preceding paragraph. 2

# CREATING A NEW LEADER IN CANNABIS

A transformational, complementary combination positioned for resilient growth

| CRESCO LABS | Columbia Care |
| --- | --- |
| Access to the most important markets of today | Access to the most important markets of tomorrow |
| Brand dominance: #1 in Flower, Vapes, Concentrates | Quality cultivation to expand wholesale strength |
| The most productive retail operator: Sunnyside* | Leading retail footprint across 17 markets[1] |

## THE PARTNERSHIP DEFINING THE NEXT PHASE OF CANNABIS GROWTH

(1) 16 states plus Washington DC.

CRESCO LABS Columbia Care
GROWING FOR YOU
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# CREATING A NEW LEADER IN CANNABIS

CRESCOLABS Columbia Care

**INDUSTRY LEADERSHIP KEY GROWTH PILLARS:**

| | |
|---|---|
| SUPERIOR MARKET ACCESS | ESTABLISHED IN THE LARGEST AND FASTEST-GROWING MARKETS ACROSS THE U.S. |
| PROVEN DEPTH | SHARE LEADERSHIP, THE STRONGEST BRANDS IN CANNABIS & LEADING RETAIL PRODUCTIVTY |
| BALANCED ECONOMICS | INDUSTRY-PROVEN CHANNEL MIX, DIVERSIFIED STATE EXPOSURE & STRONGER FINANCIALS |

GROWING FOR YOU

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# SUPERIOR MARKET ACCESS

Nationally scaled, regionally dominant, poised to unlock the value of adult-use across the country

## CRESCO LABS PRO FORMA
## 2025 MARKET POTENTIAL

- PRO FORMA FOOTPRINT OF 18 U.S. MARKETS
- ALL 10 OF THE LARGEST US MARKETS
- 12 STATES WITH >$1B IN ANNUAL SALES
- ACCESS TO 180M ADULTS; 55% OF THE US; OVER 70% OF ADDRESSABLE CANNABIS MARKET
- LEADERSHIP IN 5 MARKETS TODAY, AND SEVEN OF THE TOP TEN BY 2025

## THE MOST INVESTABLE FOOTPRINT IN CANNABIS


* STATES WITH RETAIL

CRESCOLABS Columbia Care

GROWING FOR YOU

Source: BDS Analytics, Company Reports.
Proforma States: Arizona, California, Colorado, Washington DC, Delaware, Florida, Illinois, Massachusetts, Maryland, Michigan, Missouri, New Jersey, New York, Ohio, Pennsylvania, Utah, Virginia, West Virginia

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S U P E R I O R M A R K E T A C C E S S GROWTH TODAY… …TOMORROW… …AND IN THE FUTURE ARIZONA, CALIFORNIA, COLORADO, NEW JERSEY, NEW YORK, FLORIDA, MARYLAND, ILLINOIS, MASSACHUSETTS, MICHIGAN VIRGINIA OHIO, PENNSYLVANIA TOTAL ADDRESSABLE MARKET: 2021 vs. 2025

AMERICA’S LEADING CANNABIS BRANDS

CRESCOLABS Columbia Care

# PROVEN DEPTH IN WHOLESALE

The nation's leading wholesaler, with the most popular cannabis brands in America

## #1 SELLING PORTFOLIO OF BRANDS

| | FLOWER | VAPE | EDIBLES | CONCENTRATES |
|---|---|---|---|---|
| BEST | FLORACAL; 777 TRIPLE SEVEN | FLORACAL | MINDY'S | FLORACAL |
| BETTER | CRESCO SEED & STRAIN | CRESCO AMBER | GOOD NEWS | CRESCO AMBER |
| GOOD | CLASSIX; HIGH SUPPLY | GOOD NEWS; HIGH SUPPLY | wonder WELLNESS CO.; hexies | HIGH SUPPLY |

- #1 BRANDED WHOLESALER[1]
- #1 SELLING BRANDED FLOWER WHOLESALER
- #1 SELLING VAPE WHOLESALER
- #1 SELLING CONCENTRATES WHOLESALER
- #1 MARKET LEADER (#1: IL, PA, CO, VA AND #2: MA)

GROWING FOR YOU

Source: BDSA Notes: (1) $ Volume 2021 Estimate BDSA

Brands & Partnerships Not Included: Remedi; Pressed; One Plant (FL); Tyson; KIVA (IL)

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THE MOST PRODUCTIVE RETAILER WRIGLEYVILLE C H I C A G O , I L

P R O V E N D E P T H I N R E TA I L BEST-IN-CLASS LARGEST RETAIL SUSTAINED GROWTH STORE PRODUCTIVITY FOOTPRINT (OUTSIDE FL) AT SCALE +36% 2.4x 133 • $2.8M • $2.1M 83 • 50 Tier 1 Sunnyside* Sunnyside* Columbia Care Pro Forma Average Q4 2021 Pre-Divestitures

B A L A N C E D E C O N O M I C S REVENUE DIVERSIFICATION REVENUE SCALE REVENUE MIX 70% 8 >70% 62% <50% 12% 50% 5 2 Cresco Labs Pro Forma Cresco Labs Pro Forma Tier 1 FY 2021 3 Yr Est. 2021 2022 2023 FY 2021 FY 2021 Average Top 2 Top 2

# HOW WE DELIVER

Merging competitive advantages that drive long-term value creation

## TOP-LINE SYNERGIES

- YIELD IMPROVEMENTS
- PORTFOLIO GROWTH
- RETAIL PRODUCTIVITY

## COST SAVINGS

- SHARED SERVICES
- PROCUREMENT/THIRD PARTY SPEND
- PUBCO REDUNDANCY


TOP-LINE GROWTH
CAPITAL AGENDA
MARGIN IMPROVEMENT
CRESCOLABS
Columbia Care

## FORTIFIED BALANCE SHEET

- FORGONE CAPEX SAVINGS
- DELEVERAGED BALANCE SHEET
- CASH RECOVERY ON ASSET SALES

CRESCOLABS Columbia Care

GROWING FOR YOU

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T R A N S A C T I O N O V E R V I E W

T R A N S A C T I O N O V E R V I E W

T H A N K Y O U